UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement For the Special Meeting of

Shareholders to be Held on November 20, 2024

and Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ProFunds

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

GOVERNMENT MONEY MARKET PROFUND

A Message from the Fund’s Chairman

September 27, 2024

Dear Shareholder,

We are writing to notify you that the Board of Trustees (the “Trustees”) of the Government Money Market ProFund (the “Fund”) has called a Special Meeting of Fund Shareholders to take place on November 20, 2024 at 11:00 a.m. (Eastern Time), at the offices of Sidley Austin LLP at 1501 K St, NW, Washington, DC 20005.

The Fund is a “feeder fund” that invests substantially all of its assets in the Government Cash Management Portfolio (the “Portfolio”), a separate registered investment company managed by DWS Investment Management Americas, Inc. (“DIMA”). As a shareholder of the Portfolio, the Fund has the right to vote at meetings of the Portfolio’s shareholders. Pursuant to applicable law and a contractual agreement, the Fund’s voting rights with respect to the Portfolio are passed through to you as the Fund’s shareholders. The Trustees have called this meeting to request your instructions regarding how to vote on a proposal relating to the board of trustees overseeing the Portfolio (the “Portfolio Board”).

While you are, of course, welcome to join us at the special meeting of shareholders, most shareholders provide their instructions by filling out and signing the enclosed shareholder voting instruction form, or by providing voting instructions by telephone or via the Internet.

We are asking for your instruction on the following matter:

Proposal:	Election of Board Members of Government Cash Management Portfolio

The following information about the proposal, the Portfolio, and the Portfolio Board has been provided to the Fund by DIMA. As a result of recent retirements from the Portfolio Board and the scheduled retirements of three current board members at the end of 2024, the Portfolio Board is asking shareholders to elect new board members to provide continuity in the oversight of the DWS funds, including the Portfolio. The Portfolio Board has proposed and unanimously recommends the election of a slate of board members that include five individuals who currently serve on the board of some or all of the DWS funds (of which the Portfolio is one) and one individual who does not currently serve on the board of any of the DWS funds. The members of the proposed board have records of achievement in business, law, academia and the non-profit sector, providing a mix of experience and perspectives.

The enclosed voting instruction form provides greater detail about the proposal. Please read these materials carefully.

Whether or not you plan to be present at the shareholder meeting, we need your instruction. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed voting instruction form, or provide voting instructions by telephone or via the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed on your voting instruction form. You may receive more than one voting instruction form. If so, please complete each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy statement aside for another day. Please don’t; your voting instructions are important to us. Your prompt return of the enclosed voting instruction form (or by providing your voting instructions by telephone or via the Internet) may save the necessity and expense of further solicitations. If we do not hear from you, the Fund’s proxy solicitor may call you.

I appreciate the time and consideration I am sure you will give to this important matter. If you have questions about the proposal, please call ComputerShare, the Fund’s proxy solicitor, at (866) 735-1608 or contact your financial advisor.

Many thanks for your continued support of ProFunds.

Michael L. Sapir

Chairman of the Board of Trustees

Questions & Answers

Q:	Why am I receiving this proxy statement?

A:     The Government Money Market ProFund (the “Fund”), a series of ProFunds, operates as a feeder fund in a master-feeder fund arrangement with Government Cash Management Portfolio (the “Portfolio”) and invests substantially all of its assets in the Portfolio. As a shareholder of the Portfolio, the Fund has the right to vote at meetings of the Portfolio’s shareholders. Pursuant to applicable law and a contractual agreement, the Fund’s voting rights with respect to the Portfolio are passed through to you as the Fund’s shareholders. You are being asked to instruct the Fund on how to vote its shares of the Portfolio on the proposal.

After carefully reviewing the proposal, the Portfolio’s board (the “Portfolio Board”) has determined that the proposal is in the best interests of the Portfolio and its shareholders, including the Fund. The Portfolio Board unanimously recommends that shareholders vote FOR the proposed slate of nominees to the Portfolio Board (the “Portfolio Board Member Nominees”). The Fund’s Board makes no recommendation with respect to the proposal.

Q:	Why am I being asked to provide voting instructions regarding Portfolio Board Member Nominees?

A:    As a result of recent retirements from the board of trustees of the Portfolio Board and the scheduled retirements of three current board members of the Portfolio Board, the Portfolio Board is seeking shareholder approval of a slate of six Portfolio Board Member Nominees. The slate includes five individuals who currently serve on the board of some or all of the DWS funds and one individual who does not currently serve on the board of any of the DWS funds. If the Portfolio Board Member Nominees are elected, the elections will be immediately effective and, with the retiring board members, the Portfolio Board will be comprised of nine board members until December 31, 2024. Following the retirements scheduled for the end of 2024, the Portfolio Board will be comprised of six board members. The Portfolio Board Member Nominees have impressive records of achievement in business, law, academia and the non-profit sector. Two are long-serving members of the board with extensive knowledge of the DWS funds and fund management, while the others will have joined the board of DWS funds in the past three years, providing a great mix of experience and new perspectives.

As a shareholder of the Fund, you are being asked to instruct the Fund on how to vote its shares of the Portfolio on the Proposal.

Q:	Why does the Portfolio Board recommend this proposal?

A:    The Portfolio Board has nominated and is unanimously recommending that shareholders approve the election of the Portfolio Board Member Nominees. The Portfolio Board believes that each DWS fund, including the Portfolio, will benefit from the expertise, experience, independence and diversity of the Portfolio Board Member Nominees.

GENERAL

Q:	Will the Fund pay for the proxy solicitation and legal costs associated with this solicitation?

A:   Yes, the Fund is expected to bear these costs.

Q:	How can I provide my voting instruction?

A:   You can provide your instruction in any one of four ways:

1.	Through the Internet, by going to the web site listed on your voting instruction form;
2.	By telephone, with a toll-free call to the number listed on your voting instruction form;
3.	By mail, with the enclosed voting instruction form; or
4.	In person at the special meeting.

We encourage you to provide your instruction over the Internet or by telephone, using the voting control number that appears on your voting instruction form. Whichever method you choose, please take the time to read the full text of the Proxy Statement before you vote.

Q:	Whom should I call for additional information about the attached proxy statement?

A:   Please call ComputerShare, your fund’s proxy solicitor, at (866) 735-1608.

PROFUNDS

Government Money Market ProFund

7272 Wisconsin Avenue, 21st Floor, Bethesda, MD 20814

Bethesda, Maryland 20814

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

To Be Held November 20, 2024

To the shareholders of Government Money Market ProFund:

A special meeting of the shareholders of Government Money Market ProFund will be held on November 20, 2024, at 11:00 a.m. (Eastern time), at the offices of Sidley Austin LLP at 1501 K St, NW, Washington, DC 20005 (the “Meeting”), to consider the following (the “Proposal”):

Proposal:	Election of Board Members of Government Cash Management Portfolio

Government Money Market ProFund (the “Fund”) operates as a feeder fund in a master-feeder fund arrangement and seeks to achieve its investment objective by investing all of its investable assets in a corresponding master fund, Government Cash Management Portfolio (the “Portfolio”), which has the same investment objective and policies. The Portfolio is organized as a registered open-end management investment company established as a trust under the laws of the State of New York. Pursuant to applicable legal requirements and a contractual agreement, the Fund’s voting rights with respect to the Portfolio are passed through to the Fund’s shareholders. Fund shareholders are being asked to instruct the Fund on how to vote the Fund’s interests in the Portfolio on the proposal to elect nominees to the Portfolio’s board.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments thereof.

Holders of record of shares of the Fund at the close of business on September 6, 2024, are entitled to provide voting instructions at the Meeting and at any postponements or adjournments thereof.

In the event that the necessary quorum to transact business or the vote required to approve the Proposal for the Fund is not obtained at the Meeting, the Meeting may be adjourned or postponed one or more times in accordance with the Fund’s governing documents and applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable.

The Board of Trustees of the Portfolio recommends that shareholders vote FOR the election of each nominee to the Board of Trustees of the Portfolio.

This notice and the related proxy materials are first being mailed to shareholders on or about September 27, 2024. This proxy is being solicited on behalf of the Fund’s Board.

By Order of the Board,

Richard F. Morris
Chief Legal Officer and Secretary
September 27, 2024

We urge you to mark, sign, date and mail the enclosed voting instruction form in the postage-paid envelope provided or to record your voting instructions by telephone or via the Internet. If you complete and sign the voting instruction form (or tell us your voting instructions by telephone or via the Internet), we will vote it exactly as you tell us. If you simply sign the voting instruction form, we will vote it in accordance with the Portfolio Board’s recommendation on the Proposal. Your prompt return of the enclosed voting instruction form (or your provision of voting instructions by telephone or via the Internet) may save the necessity and expense of further solicitations. If you have any questions, please call ComputerShare, your fund’s proxy solicitor, at the special toll-free number we have set up for you (866) 735-1608 or contact your financial advisor.

INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION FORMS

The following general rules for signing voting instruction forms may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your voting instruction form properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the voting instruction form.

2.	Joint Accounts: Both parties should sign, and the name of the party signing should conform exactly to the name shown in the registration on the voting instruction form.

3.	All Other Accounts: The capacity of the individual signing the voting instruction form should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature

Corporate Accounts

(1)	ABC Corp.	ABC Corp.
John Doe, Treasurer

(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp.	John Doe
c/o	John Doe, Treasurer

(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts

(1)	The XYZ Partnership	Jane B. Smith, Partner

(2)	Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts

(1)	ABC Trust Account	Jane B. Doe, Trustee

(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1)	John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith

(2)	Estate of John B. Smith	John B. Smith, Jr., Executor

PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS

September 27, 2024

GENERAL

This proxy statement (the “Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of Trustees of ProFunds (the “Fund Board” and ProFunds may be referred to as the “Trust”) for the Special Meeting of Shareholders of the Government Money Market ProFund (the “Fund”), to be held at the offices of Sidley Austin LLP at 1501 K St, NW, Washington, DC 20005 on November 20, 2024, at 11:00 a.m. (Eastern time), and at any and all postponements or adjournments thereof (the “Meeting”), at which shareholders will be asked to consider a proposal (the “Proposal”).

This Proxy Statement, along with the enclosed Notice of a Special Meeting of Shareholders and the accompanying voting instruction form (the “Voting Instruction Form”) are first being mailed to shareholders on or about September 27, 2024. This Proxy Statement explains what you should know before voting on the matters described herein. Please read it carefully and keep it for future reference.

The Fund operates as a feeder fund in a master-feeder fund arrangement and seeks to achieve its investment objective by investing all of its investable assets in a corresponding master fund, Government Cash Management Portfolio (the “Portfolio”), which has the same investment objectives and policies. The Portfolio invests directly in investment securities and other investments. The Portfolio in which the Fund invests is organized as a registered open-end management investment company established as a trust under the laws of the State of New York.

Pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), applicable to master-feeder arrangements, and a contractual agreement, the Fund’s voting rights with respect to the Portfolio shares that it holds must be passed through to the Fund’s shareholders. Other feeder funds of the Portfolio will also vote in accordance with their respective charters and/or other applicable requirements with respect to the Proposal. Your voting instruction and the voting instructions of other shareholders of the Fund determine how the Fund will vote on the Proposal. The Fund will vote shares of the Portfolio for which the Fund’s shareholders do not provide voting instructions in the same proportion as voting instructions received from the Fund shareholders prior to or at the Meeting. This practice is commonly referred to as “mirror” or “echo” voting. For simplicity, actions are described in this Proxy Statement as being taken by the Fund, which is a series of ProFunds, although all actions are actually taken by ProFunds on behalf of the Fund.

The Meeting is being held to consider and to provide voting instructions on the following Proposal, as shown below and as described more fully herein, and such other matters as may properly come before the Meeting:

Proposal:	Election of Board Members of Government Cash Management Portfolio

The appointed proxies will vote in their discretion on any other business that properly may come before the Meeting.

DWS Investment Management Americas, Inc. (“DIMA”), located at 875 Third Avenue, New York, New York 10022, acts as the investment adviser to the Portfolio pursuant to an investment advisory agreement under which DIMA makes investment decisions, buys and sells securities for the Portfolio and conducts research that leads to these purchase and sale decisions. DIMA pays the ordinary office expenses of the Portfolio and the compensation, if any, of all officers and employees of the Portfolio and all Trustees who are “interested persons” (as defined in the 1940 Act) of the Portfolio (each, an “Interested Trustee”).

The most recent Annual Report of the Fund containing audited financial statements for the fiscal year ended December 31, 2023 has previously been furnished to the Fund’s shareholders. An additional copy of the Annual Report and the most recent Semiannual Report succeeding the Annual Report will be furnished without charge upon request by writing to the Fund at 4400 Easton Commons, Suite 200, Columbus, OH 43219 or by calling 1-888-776-3637 (for individuals) or 1-888-776-5717 (for institutions and financial professionals). The Annual and Semiannual Reports are also available on the Fund’s website at www.profunds.com or at the website of the Securities and Exchange Commission at www.sec.gov.

PROPOSAL

ELECTION OF BOARD MEMBERS

The following is based on information provided to the Fund by DIMA. As a result of recent retirements from the Board of the Portfolio (the “Portfolio Board”) and the scheduled retirements of three current Portfolio Board members at the end of 2024, the Portfolio Board is seeking the election of a slate of nominees (the “Portfolio Board Member Nominees”). To provide continuity in the Portfolio Board’s oversight of the Portfolio, the Portfolio Board unanimously recommends that shareholders approve the slate of six Portfolio Board Member Nominees that includes five continuing individuals who currently serve on the Board of some or all of the DWS funds for which DIMA or its affiliates render investment advisory and other services (the “DWS Funds”) and one individual who does not currently serve on the Board of some or all the DWS Funds. The Portfolio Board Member Nominees are: Jennifer S. Conrad, Mary Schmid Daugherty, Keith R. Fox, Chad D. Perry, Rebecca W. Rimel and Catherine Schrand. Pertinent information about each Board Member Nominee as of August 1, 2024 is set forth below. If elected by the shareholders of all the DWS Funds, each Portfolio Board Member Nominee would be seated effective immediately and serve on the Board of 22 Trusts/Corporations overseeing 66 funds in the current configuration of the DWS Funds complex. While not being submitted to shareholders for election, the retiring Board Members (Dawn-Marie Driscoll, Richard J. Herring and William N. Searcy, Jr.) have previously been elected by shareholders of the DWS Funds and will continue to serve on the Portfolio Board until their retirements on December 31, 2024, pursuant to the Portfolio Board’s retirement policy. As such, if the Portfolio Board Member Nominees are elected, effective January 1, 2025, the board of each DWS Fund will be comprised of six board members. As shown below, these six Portfolio Board Member Nominees have impressive records of achievement in business, law, academia and the non-profit sector. Two are long-serving members of the Portfolio Board with extensive knowledge of the DWS Funds and fund management, while the others will have joined the Portfolio Board in the past three years, providing a great mix of experience and new perspectives.

The Portfolio Board Member Nominees were nominated by the Portfolio Board upon the recommendation of the Portfolio Board’s Nominating and Governance Committee. Ms. Conrad was recommended to the Portfolio Board’s Nominating and Governance Committee by an Independent Board Member (as defined below).

Information Concerning Portfolio Board Member Nominees

Information is provided below for each Portfolio Board Member Nominee. Each Portfolio Board Member Nominee elected to the Portfolio Board will serve until his or her successor has been duly elected and qualified, or until he or she resigns, retires or is otherwise removed. All of the Portfolio Board Member Nominees are non-interested Board Members, pursuant to the provisions of the 1940 Act (“Independent Board Members”).

Name and Year of Birth	Position with the DWS Fund Board and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Portfolios in DWS Fund Complex Overseen by Board Member(2)	Other Directorships Held by Board Member During the Past 5 Years
Jennifer S. Conrad (1959)	N/A – Candidate for Election to the Board	Dalton McMichael, Sr., Distinguished Professor of Finance, Kenan-Flagler Business School, University of North Carolina at Chapel Hill	None	None
Mary Schmid Daugherty, NACD.DC, PHD, CFA (1958)	Board Member or Advisory Board Member(4) Since 2023	Senior Fellow in Applied Finance, Department of Finance, Opus College of Business at the University of St. Thomas (1987-present); Directorships: The Meritex Company (2017-present); and The Hardenbergh Foundation (2021-present); Former Directorships: Driessen Water, Inc. (2016-2023); Mairs & Power Funds Trust (mutual funds)	21	None

		(2010-2022); and Crescent Electric Supply Company (2010-2019)
Keith R. Fox, CFA (1954)	Chairperson of the Board Since 2017 Board Member Since 1996	Former Managing General Partner, Exeter Capital Partners (a series of private investment funds) (1986-2023); former Chairman, National Association of Small Business Investment Companies. Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds); and Progressive International Corporation (kitchen goods designer and distributor)	68	None
Chad D. Perry (1972)	Board Member Since 2021	Executive Vice President, RLJ Lodging Trust(3) (since 2023); formerly: Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.(3) (2011-	68	Director, Great Elm Capital Corp. (business development company) (since 2022)

2023); Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.(3) (2006-2011); Senior Corporate Counsel, EMC Corporation (2005-2006); and Associate, Ropes & Gray LLP (1997-2005)

Rebecca W. Rimel (1951)	Board Member Since 1995	Directorships: Washington College (since July 2023); Formerly: President, Chief Executive Officer and Director (1994-2020) and Senior Advisor (2020-2021), The Pew Charitable Trusts (charitable organization); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Former Directorships: Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care	68	Director, The Bridgespan Group (nonprofit organization) (Since October 2020)

(January 2007-June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012); Director, BioTelemetry, Inc.(3) (acquired by Royal Philips in 2021) (health care) (2009-2021); Director, Becton Dickinson and Company(3) (medical technology company) (2012-2022)

Catherine Schrand (1964)	Board Member Since 2021	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (1994-present), The Wharton School, University of Pennsylvania; and Member of the Financial Economists Roundtable (since 2014) (Steering Committee Member since 2022 and Executive Committee Member since 2024). Directorships: Advisory Board Member, the Jacobs Levy Center, The Wharton School, University of	68	None

Pennsylvania (since 2023); formerly: Vice Dean, Wharton Doctoral Programs, The Wharton School, University of Pennsylvania (2016-2019).

Information Concerning Retiring Portfolio Board Members

Information is provided below for each Portfolio Board Member retiring effective December 31, 2024. All of the retiring Portfolio Board Members are Independent Board Members.

Name and Year of Birth	Position with the DWS Fund Board and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Portfolios in DWS Fund Complex Overseen by Board Member(2)	Other Directorships Held by Board Member During the Past 5 Years
Dawn-Marie Driscoll (1946)	Board Member since 1987	Emeritus Executive Fellow, Hoffman Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978-1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida	68	None

Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company (2007-2015); Sun Capital Advisers Trust (mutual funds) (2007-2012); Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

Richard J. Herring (1946)	Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (1972-present); formerly: Director, The Wharton Financial Institutions Center (1994- 2020); Vice Dean and Director, Wharton Undergraduate Division (1995-2000) and Director, The Lauder I’stitute ’f International Management Studies (2000-2006); Member FDIC Systemic Risk Advisory Committee (2011-present), member Systemic Risk Council (2012-	68	None

present) and member of the Advisory Board of the Yale Program on Financial Stability (2013-present); Former Directorships: Co-Chair of the Shadow Financial Regulatory Committee (2003-2015), Executive Director of The Financial Economists Roundtable (2008- 2015), Director of The Thai Capital Fund (2007- 2013), Director of The Aberdeen Singapore Fund (2007-2018), Director, The Aberdeen Japan Fund (2007-2021) and Nonexecutive Director of Barclays Bank DE (2010-2018

William N. Searcy, Jr. (1946)	Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation(3) (telecommunications) (November 1989-September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	68	None

(1)	The length of time served represents the year in which the Board Member joined the Board one or more DWS Funds.

(2)	As of August 1, 2024.

(3)	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(4)	Ms. Daugherty is currently a Board member for Cash Account Trust, Deutsche DWS Market Trust, Deutsche DWS Money Funds, Deutsche DWS State Tax-Free Income Series, Deutsche DWS

Variable Series II, Investors Cash Trust, DWS Municipal Income Trust and DWS Strategic Municipal Income Trust. She is currently an Advisory Board Member of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio. If elected, Ms. Daugherty will serve as a Trustee/Director for all DWS Funds.

As reported to the Portfolio, Appendix A to this Proxy Statement sets forth the dollar range of shares beneficially owned by each Portfolio Board Member Nominee and retiring Portfolio Board Member in the Portfolio as of August 10, 2024. Appendix A also sets forth the aggregate dollar range of shares beneficially owned by each Board Member Nominee and retiring Portfolio Board Member in all DWS Funds overseen by the Portfolio Board Member Nominees and retiring Portfolio Board Members as of August 10, 2024.

The Nominating and Governance Committee of the Portfolio Board (in this section, the “Committee”) is responsible for recommending proposed nominees for election to the full Portfolio Board for its approval. In recommending the election of the Portfolio Board Member Nominees, the Committee generally considered the educational, business and professional experience of each Portfolio Board Member Nominee in determining his or her qualifications to serve as a Portfolio Board Member, including the Portfolio Board Member Nominee’s record of service as a director or trustee of public and private organizations. In the case of five of the six Portfolio Board Member Nominees, this included his or her years of previous service as a director or trustee of some or all of the DWS Funds. This previous service has provided these Portfolio Board Member Nominees with a valuable understanding of the history of the DWS Funds and the DIMA organization and has also served to demonstrate his or her high level of diligence and commitment to the interests of DWS Fund shareholders and his or her ability to work effectively and collegially with other members of the Portfolio Board. The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Portfolio Board Member Nominees:

Jennifer Conrad — Ms. Conrad’s experience as a professor of finance with expertise on a range of topics including investments, derivatives and corporate finance.

Mary Schmid Daugherty — Ms. Daugherty’s experience as a professor of finance and business consultant, and her experience as a corporate director of numerous organizations, including experience as a mutual fund director.

Keith R. Fox — Mr. Fox’s experience as the chairman and a director of various private operating companies and investment partnerships and his experience as a director and audit committee member of several public companies. In addition, he holds the Chartered Financial Analyst designation.

Chad D. Perry — Mr. Perry’s professional training and experience as an attorney, his experience as general counsel of multiple public companies and his prior experience in the financial services industry.

Rebecca W. Rimel — Ms. Rimel’s experience on a broad range of public policy issues acquired during her service as the executive director of a major public charity and her experience as a director of several public companies.

Catherine Schrand — Ms. Schrand’s experience as a professor of accounting at a leading business school and her expertise as an author and editor on the subject of accounting and economics.

The Nominating and Governance Committee has also previously considered the educational, business and professional experience of each retiring Portfolio Board Member in determining his or her qualifications to serve as a Portfolio Board Member. The Committee considered, among other factors, the particular attributes described below with respect to the various individual retiring Board Members:

Dawn-Marie Driscoll — Ms. Driscoll’s professional training and experience as an attorney, her expertise as a consultant, professor and author on the subject of business ethics, her service as a member of the executive committee of the Independent Directors Council of the Investment Company Institute and her experience as a director of an insurance company serving the mutual fund industry.

Richard J. Herring — Mr. Herring’s experience as a professor of finance at a leading business school and his service as an advisor to various professional and governmental organizations.

William N. Searcy, Jr. — Mr. Searcy’s experience as an investment officer for various major public company retirement plans, which included evaluation of unaffiliated investment advisers and supervision of various administrative and accounting functions.

Officers

The officers of the Portfolio are set forth in Appendix B hereto.

Compensation of Board Members and Officers

Each Independent Board Member of the Board of the Portfolio receives compensation from the Portfolio for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson and Vice Chairperson, if any. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Portfolio or any fund in the DWS Fund complex. As noted above, all Portfolio Board Member Nominees are or will be Independent Board Members.

Portfolio officers who are officers, directors, employees or stockholders of DIMA or its affiliates receive no direct compensation from the DWS Funds, although they are compensated as employees of DIMA, or its affiliates, and as a result may be deemed to participate in fees paid by the DWS Funds.

Appendix C to this Proxy Statement sets forth compensation paid to each current Independent Board Member by the Portfolio for its most recently completed fiscal year and to each current Independent Board Member by the DWS Fund complex for the calendar year ended December 31, 2023.

Board Structure

The primary responsibility of the Portfolio Board is to represent the interests of the Portfolio and to provide oversight of the management of the Portfolio. SEC rules currently require a majority of the board members of a fund to be “independent” if the fund takes advantage of certain exemptive rules under the 1940 Act. Each of the Portfolio Board Member Nominees and the retiring Portfolio Board Members is or will be an Independent Board Member. Each of the Portfolio Board Member Nominees has been selected and nominated solely by the current Independent Board Members.

The Portfolio Board meets multiple times during the year to review investment performance and other operational matters, including regulatory and compliance related policies and procedures. Furthermore, the Independent Board Members review the fees paid to DIMA and its affiliates for investment advisory services and other services. The Portfolio Board has adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Board Members in performing their duties. For example, the Independent Board Members select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing Fund matters, and regularly meet privately with their counsel. An Independent Board Member, Mr. Fox, currently serves as Chairperson of the Portfolio Board.

During calendar year 2023, the Portfolio Board held five (5) regular meetings. Each Portfolio Board Member attended at least 75% of the respective meetings of the Portfolio Board and the committees (if a member thereof) held during calendar year 2023.

Taking into account the number, diversity and complexity of the DWS Funds overseen by the Portfolio Board Members and the aggregate amount of assets under management in the DWS Funds, the Portfolio Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Portfolio Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and take actions on those matters and/or make recommendations to the Portfolio Board, as appropriate. Each committee may utilize the resources of the DWS Funds’ counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Portfolio Board or otherwise. The membership and chair of each committee are appointed by the Portfolio Board upon recommendations of the Committee. The membership and chair of each committee consist exclusively of Independent Board Members.

The Board of the Portfolio has determined that this committee structure also allows the Portfolio Board to focus more effectively on the oversight of risk as part of its broader oversight of the Portfolio’s affairs. While risk management is the primary responsibility of DIMA for each DWS Fund, the Board of the Portfolio regularly receives reports regarding investment risks and compliance risks. The Portfolio Board’s committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the DWS Funds and to discuss with the DIMA how it monitors and controls such risks.

The Board of the Portfolio has established the following standing committees: Audit Committee, Nominating and Governance Committee and Operations Committee (each a “Committee”). For each Committee, a written charter setting forth the Committee’s responsibilities was adopted by the Board of the Portfolio. The function, membership and number of meetings held in calendar year 2023 for each Committee is discussed below.

Audit Committee. In accordance with its written charter, the Audit Committee assists the Portfolio Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Portfolio’s accounting and financial reporting policies and procedures, (3) the Portfolio’s compliance with legal and regulatory requirements related to accounting and financial reporting, (4) valuation of Portfolio assets and securities, and (5) the qualifications, independence and performance of the independent registered public accounting firm for the Portfolio. The Audit Committee oversees the Portfolio’s valuation designee, who is responsible for valuing the Portfolio’s securities and other assets. The Audit Committee also approves and recommends to the Portfolio Board the appointment, retention or termination of the independent registered public accounting firm for the Portfolio, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Portfolio’s accounting and financial reporting practices, and performs such other tasks as the full Portfolio Board deems necessary or appropriate.

Pursuant to the charter of the Audit Committee, no member of the Audit Committee shall serve on the audit committee of more than three public companies unless the Board of the Portfolio determines that such simultaneous service would not impair the ability of the Audit Committee member to serve effectively on the Audit

Committee. During the calendar year 2023, the Audit Committee held five (5) meetings. The current members of the Audit Committee are Catherine Schrand (Chair), Richard J. Herring (Vice Chair), and Keith R. Fox.

Nominating and Governance Committee. The Nominating and Governance Committee recommends individuals for membership on the Portfolio Board, nominates officers, Portfolio Board and Committee chairs, vice chairs and Committee members, and oversees the operations of the Portfolio Board. The Nominating and Governance Committee reviews recommendations by shareholders for candidates for Portfolio Board positions on the same basis as candidates recommended by other sources. Appendix F to this Proxy Statement contains the Nominating and Governance Committee Charter which governs the Portfolio’s Nominating and Governance Committee.

The current members of the Nominating and Governance Committee are Rebecca W. Rimel (Chair), Chad D. Perry (Vice Chair) and Keith R. Fox. During the calendar year 2023, the Nominating and Governance Committee held four (4) regular meetings.

Operations Committee. The Operations Committee reviews (i) the administrative operations and general compliance matters of the DWS Funds, including the Portfolio, (ii) administrative matters related to the operations of the Portfolio, (iii) policies and procedures relating to portfolio transactions, (iv) custody arrangements, (v)fidelity bond and insurance arrangements and (vi) such other tasks as the full Portfolio Board deems necessary or appropriate. The current members of the Operations Committee are William N. Searcy, Jr. (Chair), Dawn-Marie Driscoll (Vice Chair), Chad D. Perry and Rebecca W. Rimel. During the calendar year 2023, the Operations Committee held five (5) meetings.

Ad Hoc Committees. In addition to the Committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Required Vote

Election of the Trustees of the Portfolio Board requires the affirmative vote of a majority of the interests in the Portfolio entitled to vote in person or by proxy at the meeting of shareholders of the Portfolio. The Fund will vote its Portfolio shares in accordance with the voting instructions actually received from Fund shareholders. The Fund will vote shares of the Portfolio for which the Fund’s shareholders do not provide voting instructions in the same proportion as voting instructions received from Fund shareholders prior to or at the Meeting. This practice is commonly referred to as “mirror” or “echo” voting.

Recommendation of the Board of the Portfolio

The Board of the Portfolio believes that the election of each nominee is in the best interests of shareholders of the Portfolio. Accordingly, the Portfolio’s Board unanimously recommends that Portfolio shareholders vote FOR the election of each nominee as set forth in the Proposal. As a matter of policy, the Fund’s Board has made no recommendation with respect to this Proposal.

ADDITIONAL INFORMATION

Voting Power. Each Fund shareholder is entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value standing in such shareholder’s name on the books of the Fund.

Quorum and Required Vote. Voting instructions are being solicited from the Fund’s shareholders by the Fund’s Board for the Meeting. Unless revoked, all valid voting instructions will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of a Proposal. Election of the Trustees of the Portfolio Board requires the affirmative vote of a majority of the interests in the Portfolio entitled to vote in person or by proxy at the meeting of shareholders of the Portfolio.

Unless otherwise required by law, a quorum of shareholders is constituted by the presence in person or by proxy of the holders of 10% of the outstanding shares of the Fund entitled to vote at the Meeting.

Record Date and Method of Tabulation. Shareholders of record at the close of business on September 6, 2024 (the “Record Date”) are entitled to notice of, and to provide voting instructions at, the Meeting. As of the Record Date, the Fund had 191,561,749.524 Investment Class shares and 17,167,252.960 Service Class shares issued and outstanding.

Voting instructions provided by proxy or in person at the Meeting will be counted by persons appointed by the Fund as tellers for the Meeting.

Master-Feeder Structure. The Fund is a “feeder” funds in a master-feeder fund arrangement and seeks to achieve its investment objective by investing all of its investable assets in a corresponding master fund, the Portfolio. The Portfolio is organized as a registered open-end investment company established as a trust under the laws of the State of New York. Shareholders of the Fund are being asked to provide voting instructions to the Fund that will determine how the Fund casts its vote in respect of the election of Board Members for the Portfolio. Pursuant to the requirements of the 1940 Act applicable to master-feeder arrangements and a contractual agreement, the Fund’s voting rights with respect to the Portfolio shares it holds must be passed through to the Fund’s shareholders. Other feeder funds of the Portfolio will also vote in accordance with their respective charters and/or other applicable requirements with respect to the election of Board Members.

As a result of the master-feeder structure, approval of the Proposal requires the affirmative vote of a majority of the interests in the Portfolio entitled to vote in person or by proxy at the meeting of shareholders of the Portfolio. The Fund will vote its

Portfolio shares in accordance with the voting instructions actually received from Fund shareholders. The Fund will vote shares of the Portfolio for which the Fund’s shareholders do not provide voting instructions in the same proportion as voting instructions received from Fund shareholders prior to or at the Meeting. This practice is commonly referred to as “mirror” or “echo” voting.

Share Ownership. Appendix D to this Proxy Statement sets forth information as of the Record Date regarding the ownership of the Fund’s shares by the only persons known by the Fund to own beneficially or of record 5% or more of the outstanding shares of any class of the Fund. Collectively, the trustees and the executive officers of the Fund own less than 1% of the Fund’s outstanding shares. The number of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.

Proxy Costs and Solicitation of Voting Instructions. In addition to solicitations made by mail, solicitations also may be made by telephone, via the Internet or in person by officers or employees of the Fund and by certain financial services firms and their representatives, who will receive no extra compensation for their services. ComputerShare has been engaged to assist in the solicitation of proxies for the Fund at an estimated cost of $17,000.

However, the exact cost will depend on the amount and types of services rendered. As noted above, the Fund is expected to pay all costs of the solicitation. If the Fund records voting instructions by telephone or through the Internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to allow shareholders to confirm that their instructions have been recorded properly.

In all cases in which a telephonic voting instruction is solicited, the ComputerShare representative is required to ask for each shareholder’s full name and address. If the information solicited agrees with the information provided to ComputerShare, then the ComputerShare representative has the responsibility to ask for the shareholder’s instructions on the Proposal. Although the ComputerShare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than by reading to the shareholder any recommendation set forth in this Proxy Statement. ComputerShare will record the shareholder’s instructions. Within 72 hours, the shareholder will be sent a letter that confirms his or her voting instructions and that asks the shareholder to call ComputerShare immediately if his or her instructions are reflected incorrectly in the confirmation.

Please see the instructions on your Voting Instruction Form for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or via the Internet, the shareholder still may submit the Voting Instruction Form originally sent with the Proxy Statement or attend the Meeting in person. Should shareholders require additional information regarding the proxy or a replacement Voting Instruction Form, they may contact ComputerShare toll-free at (866) 735-1608. Any proxy given by a shareholder is revocable until voted at the Meeting.

As the Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of ComputerShare if their voting instructions have not yet been received.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The Fund will pay the costs of solicitation, including (i) the printing and mailing of this Proxy Statement and the accompanying materials, (ii) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Fund’s shares, (iii) payment to ComputerShare for its services in soliciting proxies and (iv) supplementary solicitations to submit proxies.

Revocation of Voting Instructions. Voting instructions, including those given by telephone or via the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Fund at 7272 Wisconsin Avenue, 21st Floor, Bethesda, MD 20814, (ii) by properly submitting a later-dated Voting Instruction Form that is received at or prior to the Meeting or (iii) by attending the Meeting and providing a voting instruction in person. Merely attending the Meeting without providing a voting instruction, however, will not revoke a Voting Instruction Form previously given.

Adjournment. In the event that the necessary quorum to transact business is not obtained by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the meeting from time to time (with respect to one or more matters) in accordance with applicable law to permit further solicitation of proxies.

Principal Underwriter and Administrator. The principal underwriter for the Fund is ProFunds Distributors, Inc., 7272 Wisconsin Avenue, 21st Floor, Bethesda, MD 20814. As of the date of this Proxy Statement, Citi Fund Services Ohio, Inc., located at 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, acts as the administrator to the Government Money Market ProFund, providing operations, compliance and administrative services.

Information Concerning Independent Registered Public Accounting Firm. The Board of the Portfolio has selected Ernst & Young LLP (“EY”) as the independent registered public accounting firm for the Portfolio for the current fiscal year. EY has been the independent registered public accounting firm for the Portfolio for at least the last two completed fiscal years. EY has informed the Audit Committee for the Portfolio that it has no material direct or indirect financial interest in the Portfolio except as its independent registered public accounting firm.

Appendix E contains a table showing fees billed by EY to the Portfolio during its two most recent fiscal years: (i) for audit and non-audit services provided to the Portfolio, and (ii) for engagements for non-audit services pre-approved by the Portfolio’s Audit Committee for DIMA and certain entities controlling, controlled by, or under common control with DIMA that provide ongoing services to the Portfolio (collectively, the “DWS Entities”), which engagements relate directly to the operations and financial reporting of the Portfolio. The Audit Committee of the Portfolio’s Board has reviewed whether the receipt by EY of non-audit fees from the Portfolio, DIMA and all DWS Entities is compatible with maintaining its independence.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Portfolio Board’s Audit Committee must pre-approve (i) all services to be performed for the Portfolio by the Portfolio’s independent registered public accounting firm and (ii) all non-audit services to be performed by the Portfolio’s independent registered public accounting firm for the DWS Entities with respect to operations and financial reporting of the Portfolio, except that the Chairperson or Vice Chairperson of the Portfolio Board’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre-approvals shall be presented to the Portfolio’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Portfolio’s Audit Committee pursuant to the de minimis exception under Rule 2-01(c)(7)(i)(C) or Rule 2-01(c)(7)(ii) of Regulation S-X.

According to EY, substantially all of EY’s hours spent on auditing the Portfolio’s financial statements were attributed to work performed by full-time permanent employees of EY.

In connection with the audit of the 2023 and 2024 financial statements, the Portfolio entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Portfolio Board’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided thereunder.

All Non-Audit Fees.  The table in Appendix E shows the aggregate non-audit fees billed by EY for services rendered to the Portfolio and to the DWS Entities for the two most recent fiscal years. In assessing the independence of EY, the Portfolio Board’s Audit Committee considers the opinions of Portfolio management.

SUBMISSION OF SHAREHOLDER PROPOSALS

ProFunds do not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of ProFunds at the address set forth on the cover of this Proxy Statement.

Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the Fund’s meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trust’s Board of Trustees is not aware of any other matters that will come before the Meeting. Should any other matter properly come before the Meeting, it is the intention of the persons named in the accompanying Voting Instruction Form to vote the form in accordance with their judgment on such matters.

IF YOU HAVE ANY QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND TO DELIVER A VOTING INSTRUCTION FORM, PLEASE CONTACT COMPUTERSHARE AT (866) 735-1608.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR VOTING INSTRUCTIONS RECORDED ARE REQUESTED TO DATE AND TO SIGN THE ENCLOSED VOTING INSTRUCTION FORM AND TO RETURN IT IN THE ENCLOSED ENVELOPE, OR TO FOLLOW THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION FORM FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET.

By Order of the Board,

Richard F. Morris
Chief Legal Officer and Secretary

APPENDIX A

PORTFOLIO BOARD NOMINEE SHARE OWNERSHIP

As of August 10, 2024, the Portfolio Board Member Nominees and the officers of the Portfolio as a whole owned less than 1% of the outstanding shares of any class of the Portfolio.

The Portfolio Board Member Nominees are not eligible to own shares of the Portfolio. The following tables show the dollar range of equity securities beneficially owned by each Portfolio Board Member Nominee in the DWS Government Money Market Series, a feeder fund that invests substantially all of its assets in the Portfolio, and all DWS Funds, as of August 10, 2024.

Pursuant to policies adopted by the Portfolio Board, each Portfolio Board Member is required to own at least $315,000 of shares on an aggregate basis in all DWS Funds overseen by the Portfolio Board Member within three (3) years of election or appointment to the Portfolio Board.

Fund	Mary Schmid Daugherty(1)	Dawn-Marie Driscoll	Keith R. Fox	Richard J. Herring	Chad D. Perry(2)	Rebecca W. Rimel	Catherine Schrand	William N. Searcy, Jr.	Jennifer S. Conrad(3)
DWS Government Money Market Series	None	None	None	None	None	None	None	$1 - $10,000	None

All DWS Funds	$50,001 - $100,000	Over $100,000	Over $100,000	Over $100,000	$10,001 - $50,000	Over $100,000	Over $100,000	Over $100,000	None

(1)	Ms. Daugherty was appointed as a Portfolio Board Member effective August 15, 2023.

(2)	Mr. Perry was appointed as a Portfolio Board Member effective November 18, 2021.

(3)	Ms. Conrad is a Portfolio Board Member Nominee but is not currently a Board Member for the Portfolio.

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APPENDIX B

PORTFOLIO OFFICERS

The following persons are officers of Government Cash Management Portfolio:

Name, Year of Birth, Position with the Portfolio and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years
Hepsen Uzcan(2) (1974) President and Chief Executive Officer, 2017-present

Head of Americas CEO Office, DWS (2023-present), Head of Fund Administration, Head of Product Americas and Head of U.S. Mutual Funds, DWS (2017-present); Vice President, DWS Service Company (2018-present); President, DB Investment Managers, Inc.(2018-present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017-present); Vice President, DWS Investment Management Americas, Inc. (2023-present); formerly: Vice President for the Deutsche funds (2016-2017); Assistant Secretary for the DWS funds (2013-2019); Secretary, DWS USA Corporation (2018-2023); Assistant Secretary, DWS Investment Management Americas, Inc. (2018-2023); Assistant Secretary, DWS Trust Company (2018-2023); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013-2020); Assistant Secretary, DWS Distributors, Inc. (2018-2023); Directorships: Director of DWS Service Company (2018-present); Director of DB Investment Managers, Inc. (2018-present); Director of Episcopalian Charities of New York (2018-present); Interested Director of The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2020-present); Director of ICI Mutual Insurance Company (2020-present); Director of DWS USA Corporation (2023-present); Director of DWS Investment Management Americas, Inc. (2023-present); and Manager of DBX Advisors LLC. (2023-present)

John Millette(3) (1962) Vice President and Secretary, 1999-present

Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015-present); Director and Vice President, DWS Trust Company (2016-present); Secretary, DBX ETF Trust (2020-present); Vice President, DBX Advisors LLC (2021-present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and

Eastern Europe Fund, Inc. (2011-present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015-2017); and Assistant Secretary, DBX ETF Trust (2019-2020)
Ciara Crawford(2) (1984) Assistant Secretary, 2019 - present

Fund Administration (Specialist), DWS (2015-present); Secretary, DWS Service Company (2024-present); Assistant Secretary of U.S. Mutual Funds, DWS (2019-present); Secretary, DWS USA Corporation (2024-present); Secretary, DBX Advisors, LLC (2024-present); Secretary, DWS Investment Management Americas, Inc. (2024-present); Clerk, DWS Trust Company (2024-present); Secretary, DWS Distributors, Inc. (2024-present); formerly, Assistant Secretary DWS Service Company (2018-2024); Assistant Secretary, DWS USA Corporation (2023-2024); Assistant Secretary, DBX Advisors, LLC (2023-2024); Assistant Secretary, DWS Investment Management Americas, Inc. (2023-2024); Assistant Clerk, DWS Trust Company (2023-2024); Assistant Secretary, DWS Distributors, Inc. (2023-2024); Legal Assistant at Accelerated Tax Solutions

Diane Kenneally(3) (1966) Chief Financial Officer and Treasurer, 2018 – present

Fund Administration Treasurer’s Office (Head since 2024), DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019-present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018-present); formerly: Assistant Treasurer for the DWS funds (2007-2018); and Co-Head of DWS Treasurer’s Office (2018-2024)

Yvonne Wong(3) (1960) Assistant Treasurer, since December 1, 2023	Fund Administration (Senior Analyst), DWS; Assistant Treasurer, DBX ETF Trust (since November 14, 2023)
Sheila Cadogan(3) (1966) Assistant Treasurer, 2017-present

Fund Administration Treasurer’s Office, Head of Accounting and Vendor Oversight (since 2024), DWS; Director and Vice President, DWS Trust Company (2018-present); Assistant Treasurer, DBX ETF Trust (2019-present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018-present). Formerly: Co-Head of DWS Treasurer’s Office (2018-2024)

Scott D. Hogan(3) (1970) Chief Compliance Officer, 2016-present

Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016-present)

Caroline Pearson(3) (1962) Chief Legal Officer, 2010-present

Legal (Regional Head of Legal, Americas), DWS (since 2024); Assistant Secretary, DBX ETF Trust (2020-present); Chief Legal Officer, DBX Advisors LLC (2019- present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012-present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002-2017); Secretary, Deutsche AM Service Company (2010-2017); Chief Legal Officer, DBX Strategic Advisors LLC (2020-2021); and Legal (Senior Team Lead), DWS (2020-2024)

Christian Rijs(2) (1980) Anti-Money Laundering Compliance Officer, 2021-present

Senior Team Lead Anti-Financial Crime and Compliance, DWS; AML Officer, DWS Trust Company (2021-present); AML Officer, DBX ETF Trust (2021-present); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2021-present); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO

(1)   The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(2)   Address: 875 Third Avenue, New York, New York 10022.

(3)   Address: 100 Summer Street, Boston, MA 02110.

APPENDIX C

PORTFOLIO BOARD MEMBER NOMINEE COMPENSATION

The table below shows (i) the compensation paid to the nominees by the Portfolio for its most recently completed fiscal year and (ii) the total compensation received by each nominee from the DWS Funds complex for the calendar year 2023. Ms. Conrad has not been elected to the Portfolio Board as of the date of this Proxy Statement and therefore received no compensation from the Portfolio during the relevant periods.

Fund and FYE	Mary Schmid Daugherty(1)	Dawn-Marie Driscoll	Keith R. Fox	Richard J. Herring	Chad D. Perry	Rebecca W. Rimel	Catherine Schrand	William N. Searcy, Jr.
Government Cash Management Portfolio (12/31)	$47,399	$128,814	$182,830	$129,024	$128,814	$139,617	$143,938	$139,617

Total Compensation from the DWS Funds complex as of December 31, 2023	$118,981	$315,000	$440,000	$315,000	$315,000	$340,000	$350,000	$340,000

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APPENDIX D

RECORD AND BENEFICIAL OWNERS OF 5% OR MORE OF A CLASS OF FUND SHARES

Government Money Market ProFund

Name and Address of Investor	Shares	Class	Percentage
CHARLES SCHWAB & CO., INC 211 MAIN STREET SAN FRANCISCO CA 94105	47,740,748.135	Investment Class	24.92%
MARC S SCHWARTING NANCY SCHWARTING SCHWARTING FAMILY TRUST DTD 02/04/2005 27521 LARCHBLUFF DR RANCHO PALOS VERDES CA 902753963	9,790,874.65	Investment Class	5.11%
MARK MOSKOWITZ IRA PO BOX 576 WAINSCOTT NY 11975	1,441,128.750	Service Class	8.39%

Government Cash Management Portfolio:

As of September 6, 2024, DWS Government Money Market Series, a series of Deutsche DWS Money Market Trust, owned approximately 99% of the value of the outstanding interests in the Portfolio, and Government Money Market ProFund, a series of ProFunds, owned approximately 1% of the value of the outstanding interests in the Portfolio (each of the foregoing series, a “Feeder Fund” and collectively, the “Feeder Funds”). At the level of ownership indicated, DWS Government Money Market Series would be able to determine the outcome of most issues that are submitted to investors to vote upon. Deutsche DWS Money Market Trust is a Massachusetts business trust with principal executive offices at 875 Third Avenue, New York, NY 10022. ProFunds is a Delaware statutory trust with principal executive offices at 7272 Wisconsin Avenue, 21st Floor, Bethesda, MD 20814.

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APPENDIX E

FEES BILLED BY PORTFOLIO AUDITOR FOR PAST TWO FISCAL YEARS

	Audit Fees(1)	Audit Related Fees(2)		Tax Fees(3)		All Other Fees(4)
Government Cash Management Portfolio
2022	$28,911	$0	$0	$7,324	$148,212	$0	$0
2023	$28,911	$0	$0	$7,629	$424,143	$0	$0

(1)

“Audit Fees” are the aggregate fees billed for professional services for the audit of each DWS Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.” They were for services in connection with an assessment of internal controls and additional related procedures.

(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning. Fees billed were for tax compliance and tax return preparation.
(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees” and “Tax Fees.”

Non-Audit Services. The following table shows the amount of fees that EY billed during the Portfolio’s last two fiscal years for non-audit services. The Portfolio’s Audit Committee pre-approved all non-audit services that EY provided to the DIMA Entities that related directly to the Portfolio’s operations and financial reporting. The Portfolio’s Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Portfolio’s last fiscal year to the DIMA Entities. The Portfolio’s Audit Committee considered this information in evaluating EY’s independence.

Name of Fund	Total Non- Audit Fees Billed to Fund (A)	Total Non-Audit Fees Billed to DIMA Entities (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees Billed to DIMA Entities (all other engagements) (C)	Total of (A), (B) and (C)
Government Cash Management Portfolio
2022	$7,324	$148,212	$0	$155,536
2023	$7,629	$424,143	$0	$431,772

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APPENDIX F

DWS FUNDS

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

(EFFECTIVE NOVEMBER 30, 2018)

I.	PURPOSE

The Nominating and Governance Committee (the “Committee”) is a committee of the Board of Trustees/Directors (the “Board”) of the DWS Funds. Its primary function is to recommend individuals for membership on the Board, to nominate officers, board and committee chairs and committee members and to oversee the operations of the Board. The Committee shall make such recommendations to the Board as it deems appropriate with respect to the matters set forth herein.

II.	COMPOSITION

The Committee shall be composed of three or more board members1 as determined by the Board, each of whom shall be an independent board member. For purposes of the Nominating and Governance Committee, a board member is independent if he or she is not an “interested person” of the Fund as that term is defined in the Investment Company Act of 1940.

III.	MEETINGS

The Committee shall meet on a regular basis as it deems necessary or appropriate and may hold special meetings as circumstances warrant.

IV.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

A.	Board Nominations

1.	Recommend individuals for membership on the Board, including recommendations of any general qualification standards for evaluation of such candidates.

2.	Recommend individuals for election as Chair and Vice Chair (if any) of the Board.

3.	Evaluate candidates recommended for membership on the Board. The Committee may consider recommendations for candidates

[1]	To the extent the Fund is organized as a Massachusetts business trust, any references to “directors” or “board members” shall be deemed to mean “trustees.”

from any source, including but not limited to shareholders and other directors. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail to a designated post office box.

B.	Committee Nominations and Functions

1.	Review at least annually the charters of committees of the Board.

2.	Recommend individuals for membership on all committees and review committee assignments at least annually.

3.	Recommend individuals for Chair and Vice Chair (if any) of all committees.

C.	Officers Nominations and Functions

Recommend individuals for election as officers of the Funds.

D.	Board Operations

1.	Review matters related to the compensation of board members.

2.	Review matters related to the Funds’ Code of Ethics and potential conflicts of interests.

3.	Review other matters related to the operation of the Board, including policies relating to retirement of board members, ownership of fund shares by board members and other governance matters.

4.	Review at least annually the effectiveness of board and committee operations.

E.	Proxy Voting

1.	At least annually, review policies and procedures relating to the voting of proxies for Fund portfolio investments and the implementation of such policies and procedures.

2.

Review quarterly reports regarding the voting of proxies for Fund portfolio investments where DWS Investment Management Americas, Inc. has a potential conflict of interest with respect to the proxy vote.

F.	Engagement of Counsel

Review matters related to the engagement of counsel for the Funds and counsel for the independent board members.

G.	Frequency of Reviews

Except as otherwise specifically provided herein, the Committee shall review the matters recited in this Charter at such times and with such frequency as it deems necessary or appropriate, or as the Board may otherwise direct.

H.	Other Powers and Responsibilities

1.	Review this Charter annually and recommend changes, if any, to the Board.

2.	Investigate any other matter brought to its attention within the scope of its duties.

3.	Perform any other activities consistent with this Charter, the Fund’s Charter, By-Laws and governing law, as the Committee or the Board deems necessary or appropriate.

4.

The Committee may consult with counsel to the Funds and counsel to the independent board members and, subject to the approval of the Board, may retain such other outside counsel, consultants or other experts at the expense of the Fund as the Committee may deem appropriate.

5.	Maintain minutes of Committee meetings, report its significant activities to the Board, and make such recommendations to the Board as the Committee deems necessary or appropriate.

PROFUNDS PO Box 43131 Providence, RI 02940-3131 EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY TELEPHONE Call toll free: 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope VOTE IN PERSON Attend Special Meeting 1501 K St, NW Washington, DC 20005 On November 20, 2024 Please detach at perforation before mailing. PROXY PROFUNDS GOVERNMENT MONEY MARKET PROFUND PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 20, 2024 The undersigned shareholder of Government Money Market ProFund, a series of ProFunds (the “Fund”), hereby appoints Todd B. Johnson, Richard Morris and David Breck, or any of them, as proxy or proxies of the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Fund to be held at the offices of Sidley Austin LLP at 1501 K St, NW, Washington, DC 20005, on November 20, 2024 at 11:00 a.m., Eastern time, and to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Special Meeting of Shareholders, and at any and all adjournments or postponements thereof. This proxy revokes all prior proxies given by the undersigned. The Fund operates as a feeder fund in a master-feeder arrangement and seeks to achieve its investment objective by investing substantially all of its assets in a “master portfolio,” the Government Cash Management Portfolio (the “Portfolio”). As a shareholder of the Portfolio, the Fund has the right to vote at meetings of the Portfolio’s shareholders. Pursuant to applicable law and a contractual agreement, the Fund’s voting rights with respect to the Portfolio are passed through to you as the Fund’s shareholders. The Fund’s Board of Trustees has called this Special Meeting of Shareholders to request your instructions regarding how to vote on a proposal relating to the board of trustees overseeing the Portfolio. All properly executed voting instruction forms will be voted as directed. The Fund will vote shares of the Portfolio for which the Fund’s shareholders do not provide voting instructions in the same proportion as voting instructions received from the Fund shareholders prior to or at the Special Meeting of Shareholders. Receipt of the Notice of Special Meeting of Shareholders and the related Proxy Statement is hereby acknowledged. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 DWS_34159_092624 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE xxxxxxxxxxxxxx    code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on November 20, 2024. The Proxy materials for this meeting are available at: https://www.proxy-direct.com/dws-34159 IF YOU PROVIDE VOTING INSTRUCTIONS ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD. Please detach at perforation before mailing. THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE BOARD OF TRUSTEES OF PROFUNDS MAKES NO RECOMMENDATION WITH RESPECT TO THE PROPOSAL. THE BOARD OF TRUSTEES OF GOVERNMENT CASH MANAGEMENT PORTFOLIO UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal 1. To elect the following as Trustees of the Government Cash Management Portfolio: 01. Jennifer S. Conrad 02. Mary Schmid Daugherty 03. Keith R. Fox 04. Chad D. Perry 05. Rebecca W. Rimel 06. Catherine Schrand FOR ALL WITH HOLD ALL FOR ALL EXCEPT To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided.  THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ALL MATTERS INCIDENT TO THE SPECIAL MEETING OF SHAREHOLDERS AND ON SUCH OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code  xxxxxxxxxxxxxx    DWS1 34159    xxxxxxxx